UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 10, 2004

IMMUCOR, INC.
(Exact name of registrant as specified in its charter)

Commission File Number: 0-14820

                      Georgia                                                                                       22-2408354
(State or other jurisdiction of incorporation or organization)            (I.R.S. Employer Identification No.)

3130 Gateway Drive       P.O. Box 5625       Norcross, Georgia 30091-5625
(Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code, is (770) 441-2051

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05    Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

          The  Board  of  Directors  approved  amendments  to  the  Code  of  Conduct  (the “Code”) of Immucor, Inc.  (the “Company”)  effective  December 10, 2004.    The  amendments  to  the Code  are  briefly  summarized  below.    The  amended  and  restated  Code  is furnished  as  an exhibit to this filing and can also be found on the corporate governance page of the Company’s website at http://www.immucor.com/site/aum_corporate_governance.jsp.

          As amended, the Code contains an expanded description of the Company’s policy for compliance with the Foreign Corrupt Practices Act and similar laws, and identifies certain Company managers who will serve as Compliance Coordinators for its various geographical locations. The amended Code also reflects certain technical and other non-substantive changes to the Code.

Item 9.01.    Financial Statements and Exhibits.

        (c) Exhibits.

       EXHIBIT NO.          DESCRIPTION

       99.1                            Code of Conduct, as amended effective December 10, 2004.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

    IMMUCOR, INC.

Date:   December 13, 2004                                                                  By: /s/ Steven C. Ramsey
                                                                                                               Steven C. Ramsey
                                                                                                               Vice President - Chief Financial Officer and Secretary

EXHIBIT INDEX

EXHIBIT NO.           DESCRIPTION

99.1                            Code of Conduct, as amended effective December 10, 2004.